iShares Trust

Supplement dated August 21, 2026

to the currently effective Summary Prospectus, Prospectus

and Statement of Additional Information (“SAI”)

for the iShares Semiconductor ETF (SOXX) (the “Fund”)

The Board of Trustees of iShares Trust has authorized a forward stock split for the Fund at the ratio set out below. The Creation Unit size for the Fund will remain at 50,000 shares per unit.

Fund Name	Ticker	Forward Split Ratio

iShares Semiconductor ETF	SOXX	3:1

The record date for the forward stock split will be November 3, 2026, and the stock split will be effectuated after the close of trading on November 4, 2026. Shares of the Fund will begin trading on a split-adjusted basis on November 5, 2026.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-FS-0826

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